UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On November 6, 2024, Digital Ally, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company has agreed to issue and sell to such Purchasers, in a private placement transaction, (i) senior secured promissory notes in aggregate principal amount of $3,600,000 (the “Notes”), and (ii) 808,377 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for aggregate gross proceeds of approximately $3.0 million, before deducting placement agent fees and other offering expenses payable by the Company (such transaction, the “Private Placement”). The Private Placement closed on November 7, 2024 (the “Closing Date”).

Pursuant to the Securities Purchase Agreement, the Company is required to use approximately $2,015,623 of the net proceeds from the Private Placement to pay, in full, all liabilities, obligations and indebtedness owing by the Company and its subsidiary, Kustom Entertainment, Inc. (the “Borrowers”), to Mosh Man, LLC (the “Lender”), in respect of that certain promissory note and note purchase agreement and related documents by and among the Borrowers and the Lender (collectively, the “Mosh Man Note”).

The Company’s full repayment of the outstanding obligations under the Mosh Man Note will effectively terminate the public sale process of the collateral securing the Borrowers’ obligations thereunder, which sale process was disclosed by the Company in a Current Report on Form 8-K filed by the Company on October 28, 2024 and again November 4, 2024.

The Company anticipates that the remaining net proceeds from the Private Placement after repayment of the Mosh Man Note, and after deducting placement agent fees and other offering expenses, will meet the Company’s capital needs for approximately three months, subsequent to which the Company anticipates that it will need to raise additional funds to implement its business plan and to service its ongoing operations. The Company also anticipates pursuing the sale of its video solutions business in the short term.

Pursuant to the Securities Purchase Agreement, the Company shall file within 30 days of the Closing Date a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for a public offering, and use its reasonable best efforts to pursue and consummate a financing transaction within 90 days of the Closing Date. The proceeds of the public offering shall be used as set forth in the registration statement, including the repayment of the principal amounts of the Notes. The Company shall also file within 30 days of the Closing Date a registration statement on Form S-1 (or other appropriate form if the Company is not then S-1 eligible) providing for the resale by the Purchasers of the Shares issued under the Securities Purchase Agreement. The Company shall use commercially reasonable efforts to cause such registration statement to become effective within 60 days following the filing thereof and to keep such registration statement effective at all times until no Purchaser owns any Shares.

Furthermore, pursuant to the Securities Purchase Agreement, within five (5) days of the signing the Securities Purchase Agreement, (i) the Company’s board of directors shall approve an amendment to the Company’s bylaws setting the quorum required for a special meeting of stockholders to one-third of all stockholders entitled to vote at such special meeting and (ii) the Company shall file with the SEC a preliminary proxy statement on Schedule 14A announcing a meeting of stockholders for the purpose of approving the Series A and Series B warrants issued by the Company on June 25, 2024.

Senior Secured Promissory Notes

The Notes will mature ninety (90) days following their issuance date (the “Maturity Date”), and shall accrue no interest unless and until an Event of Default (as defined in the Notes) has occurred, in which case interest shall accrue at a rate of 14% per annum during the pendency of such Event of Default. In addition, upon customary Events of Default, the Purchasers may require the Company to redeem all or any portion of the Notes in cash with 125% redemption premium. The Purchasers may also require the Company to redeem all or any portion of the Notes in cash upon a Change of Control, as defined in the Notes, at the prices set forth therein. Upon a Bankruptcy Event of Default (as defined in the Notes), the Company shall immediately pay to the Purchasers an amount in cash representing 100% of all outstanding principal, accrued and unpaid interest, if any, in addition to any and all other amounts due under the Notes, without the requirement for any notice or demand or other action by the Purchaser or any other person.

If the Company engages in one or more subsequent financings while the Notes are outstanding, the Company will be required to use at least 100% of the gross proceeds of such financing to redeem all or any portion of the Notes outstanding. The Company may also prepay the Notes in whole or in part at any time or from time to time. The Notes also contain customary representations and warranties and covenants of each of the parties. Subject to certain exceptions, the Notes are secured by a first lien and continuing security interest in and to the Collateral (as defined in the Notes).

The foregoing description of the Securities Purchase Agreement and the Notes is qualified in its entirety by reference to the full text of the Form of Securities Purchase Agreement and Form of Note, a copy of each of which is filed as Exhibits 4.1, and 10.1, respectively, to this Current Report on Form 8-K (the “Report”), and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of Common Stock to be issued in connection with the Securities Purchase Agreement and the transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1955. These forward-looking statements include, without limitation, the Company’s expectations with respect to the anticipated need for future financing, and the anticipated sale of the video solutions business, including statements regarding the timing and size of the financing, timing of the contemplated sale, the need to obtain additional financing to support ongoing operations, the Company’s ability to properly assess ongoing capital needs, and the Company’s projected future results. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk future financings may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, (iii) the risk that any adverse changes in the Company’s relationships with buyer, sellers and distribution partners may adversely affect the business, financial condition and results of operations, (iv) the risk that the Company is not able to maintain and enhance its brand and reputation in its marketplace, adversely affecting the Company’s business, financial condition and results of operations, (v) the risk of the occurrence of extraordinary events, such as terrorist attacks, disease epidemics or pandemics, severe weather events and natural disasters, (vi) the risk that the Company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (vii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (viii) the risk that the Company is unable to secure or protect its intellectual property, (iv) the risk that the Company is not able to properly asses the ongoing capital needs, (x) the risk that the Company is not able to properly estimate the timing and amount of expenses related to the future financing, and (xi) the risk the Company is not able to find counterparty to purchase video solutions business. There may be additional risks that the Company presently does not know or that the Company currently believes is immaterial that could also cause results to differ from those contained in any forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Senior Secured Promissory Note.
10.1	Form of Securities Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross